Exhibit  32.1


                             HARLEYSVILLE GROUP INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Harleysville Group Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, M. Lee Patkus, President and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November  12,  2003      /s/  M.  LEE  PATKUS
       -------------------     -------------------------------
                               M.  Lee  Patkus
                               President  and
                               Chief  Operating  Officer
                               (principal  executive  officer)





     A signed original of this written statement required by Section 906 has been provided to Harleysville Group Inc. and will be retained by Harleysville Group Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.

Exhibit  32.2


                             HARLEYSVILLE GROUP INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Harleysville Group Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce J. Magee, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November  12,  2003     /s/  BRUCE  J.  MAGEE
       -------------------     --------------------------
                               Bruce  J.  Magee
                               Senior  Vice  President  and
                               Chief  Financial  Officer




     A signed original of this written statement required by Section 906 has been provided to Harleysville Group Inc. and will be retained by Harleysville Group Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.